UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016

Sophiris Bio Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1258 Prospect Street La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 777-1760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Sophiris Bio Inc. (the “Company”) is filing certain information for the purpose of updating descriptions of the Company’s business and risk factors contained in the Company’s other filings with the Securities and Exchange Commission. A copy of this additional disclosure is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Company Disclosure

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to statements about:

●	the success, cost and timing of our research and development activities and clinical trials, including our clinical trials of topsalysin;

●	our ability to obtain funding for our operations;

●	our ability to obtain and maintain regulatory approval of topsalysin, and any related restrictions, limitations and/or warnings in the label of an approved product candidate;

●	our plans to seek a third-party development partner for the further clinical development of topsalysin for the treatment of the symptoms of benign prostatic hyperplasia;

●	our plans to research, develop and commercialize topsalysin;

●	our ability to attract collaborators with development, regulatory and commercialization expertise;

●	the size and growth potential of the market for topsalysin, and our ability to serve that market;

●	our ability to successfully commercialize topsalysin, including our ability to develop sales and marketing capabilities, whether alone or with collaborators;

●	the rate and degree of market acceptance of topsalysin;

●

our ability to obtain and maintain intellectual property protection for our current and any future product candidates and our ability to operate our business without infringing the intellectual property rights of others;

●	regulatory developments in the United States and foreign countries;

●	the performance of our third-party clinical research organizations and manufacturers;

●	the success of competing therapies that are or become available;

●	the loss of key scientific or management personnel; and

●	the accuracy of our estimates regarding expenses, future revenues, capital requirements and needs for additional financing.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including their use in the negative) intended to identify forward-looking statements. These statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company discusses many of these risks in greater detail under the section captioned “Risk Factors” in Exhibit 99.1 attached to this report.

The Company qualifies all of the forward-looking statements in this report by these cautionary statements. These forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. Unless required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect new information or future events or developments. Thus, you should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2016	Sophiris Bio Inc.

	By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Company Disclosure